Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors : The Great Atlantic & Pacific Tea Company, Inc. et al. (1)
Case Number: Jointly Administered 10-24549 (RDD)

Monthly Operating Report for the Period:

January 2, 2011 to January 29, 2011

Debtors’ Address:

2 Paragon Drive

Montvale, NJ 07645

Net Loss: $27.4 million

Debtors’ Attorneys:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

James H.M. Sprayregen, P.C.

Paul M. Basta

Ray C. Schrock

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

James J. Mazza, Jr.

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: February 25, 2011	/s/ Brenda M. Galgano
Brenda M. Galgano
Senior Vice President
Chief Financial Officer and Treasurer

(1)          See Schedule 1 for a listing of Debtor by case number

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR JANUARY 2011

(1)          See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR JANUARY 2011

CONSOLIDATED DEBTORS-IN-POSSESSION

STATEMENT OF OPERATIONS

(Unaudited — in thousands)

Four Weeks Ended
January 29, 2011

Sales	$602,676
Cost of merchandise sold	(419,246)
Gross margin	183,430
Store operating, general and administrative expense	(192,547)
Loss from continuing operations before interest expense, reorganization items and income taxes	(9,117)
Interest expense	(15,691)
Reorganization items	(3,215)
Loss from continuing operations before income taxes	(28,023)
Provision for income taxes	(35)
Loss from continuing operations	(28,058)
Income from discontinued operations	659
Net loss	$(27,399)

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR JANUARY 2011

CONSOLIDATED DEBTORS-IN-POSSESSION

BALANCE SHEET

(Unaudited — in thousands)

As of
January 29, 2011
ASSETS
Current assets:
Cash and cash equivalents	$376,111
Restricted cash	1,730
Accounts receivable, net of allowance for doubtful accounts of $6,136 at 1/29/2011	177,317
Inventories, net	442,255
Prepaid expenses and other current assets	35,185
Total current assets	1,032,598

Non-current assets:
Property:
Property owned, net	1,209,230
Property leased under capital leases, net	64,214
Property, net	1,273,444
Goodwill	110,412
Intangible assets, net	125,113
Other assets	119,997
Total assets	$2,661,564

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$105,644
Book overdrafts	24,898
Accrued salaries, wages and benefits	104,214
Accrued taxes	26,958
Other accrued liabilities	58,629
Total current liabilities	320,343

Non-current liabilities:
Debtor-in-possession financing	350,000
Other non-current liabilities	2,840
Total liabilities not subject to compromise	673,183
Liabilities subject to compromise	2,997,789
Total liabilities	3,670,972

Series A redeemable preferred stock — no par value, $1,000 redemption value; authorized — 700,000 shares; issued — 179,020 shares — subject to compromise	179,020

Stockholders’ deficit:
Common stock — $1 par value; authorized — 260,000,000 shares; issued and outstanding — 53,852,470 shares at 1/29/2011	53,852
Additional paid-in capital	476,704
Accumulated other comprehensive loss	(78,860)
Accumulated deficit	(1,640,124)
Total stockholders’ deficit	(1,188,428)
Total liabilities and stockholders’ deficit	$2,661,564

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR JANUARY 2011

CONSOLIDATED DEBTORS-IN-POSSESSION

STATEMENT OF CASH FLOWS

(Unaudited — in thousands)

Four Weeks Ended
January 29, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(27,399)
Adjustments to reconcile net loss to net cash provided by operating activities (see next page)	24,787
Changes in assets and liabilities:
Increase in receivables	(4,999)
Increase in inventories	(7,946)
Decrease in prepaid expenses and other current assets	15,474
Increase in other assets	(3,167)
Increase in accounts payable	3,748
Decrease in accrued salaries, wages and benefits, and taxes	(5,864)
Increase in other accruals	16,044
Decrease in other non-current liabilities	(4,506)
Payments for reorganization items	(215)
Other operating activities, net	(501)
Net cash provided by operating activities	5,456

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property	(2,534)
Net cash used in investing activities	(2,534)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on capital leases	(855)
Payment of financing fees for debtor-in-possession financing	(3,235)
Increase in book overdrafts	4,940
Net cash provided by financing activities	850

Net increase in cash and cash equivalents	3,772
Cash and cash equivalents at beginning of period	372,339
Cash and cash equivalents at end of period	$376,111

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR JANUARY 2011

CONSOLIDATED DEBTORS-IN-POSSESSION

STATEMENT OF CASH FLOWS - CONTINUED

(Unaudited — in thousands)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Four Weeks Ended
January 29, 2011

Depreciation and amortization	$15,550
Self insurance reserve	340
Non-cash interest expense	356
Reorganization items	3,215
Stock compensation expense	573
Amortization of deferred real estate income	(330)
Financing fees for debtor-in-possession financing	4,295
Other property impairments	788
Total adjustments to net loss	$24,787

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

1.     Background

General

The Great Atlantic & Pacific Tea Company, Inc. (“we,” “our,” “us” or “our Company”) is engaged in the retail food business.  The Company operates stores under the following trade names: A&P®, SuperFresh®, Waldbaum’s®, Super Foodmart®, Food Basics®, The Food Emporium®, Best Cellars®, Best Cellars at A&P®, Pathmark® and Pathmark Sav-A-Center®.

Chapter 11 Reorganization Cases

On December 12, 2010 the Company and all of its U.S. subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).   The Company’s non-U.S. subsidiaries, which are deemed to be immaterial on a consolidated basis, were not part of the Bankruptcy Filing and will continue to operate in the ordinary course of business. The Debtors are authorized to operate their businesses and manage their properties as “Debtors-in-Possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  On December 21, 2010, the Office of the United States Trustee for the Southern District of New York (“US Trustee”) appointed a statutory committee of unsecured creditors.

We are currently operating pursuant to the Bankruptcy Filing and continuation of our Company as a going-concern is contingent upon, among other things, our ability (i) to comply with the terms and conditions of the Debtor-in-Possession (“DIP”) Credit Agreement described in Note 3 — DIP Credit Agreement; (ii) to develop a plan of reorganization and obtain confirmation under the Bankruptcy Code; (iii) to reduce debt and other liabilities through the bankruptcy process; (iv) to return to profitability; (v) to generate sufficient cash flow from operations; and (vi) to obtain financing sources to meet our future obligations.  The uncertainty regarding these matters raises substantial doubt about our ability to continue as a going concern.

2.     Basis of Presentation

Debtors-in-Possession Financial Statements

The unaudited consolidated financial statements and supplemental information contained herein represent the consolidated financial information for the Debtors as of and for the four weeks ended January 29, 2011. Non-Debtor subsidiaries are deemed to be immaterial on a consolidated basis and related income statement and balance sheet activity has been reported separately on Schedule 3 and Schedule 4 under the column “Foreign non-debtor”.

Our Company was required to apply the FASB’s provisions of Reorganizations effective on December 12, 2010, which is applicable to companies in chapter 11, which generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

The unaudited consolidated financial statements have been derived from the books and records of our Company. Certain financial information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon the application of such procedures (such as tests for asset impairment), we believe that the financial information will be subject to changes, and these changes could be material. The financial information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with U.S. GAAP. As of January 29, 2011, all balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted. Therefore, this report should be read in conjunction with our Company’s audited consolidated financial statements on Form 10-K as of and for the period ended February 27, 2010, for the interim periods on Form 10-Q as of and for the periods ended June 19, 2010, September 11, 2010, and December 4, 2010, respectively, and our Monthly Operating Report as of and for the four weeks ended January 1, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

The results of operations contained herein are not necessarily indicative of the results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of our Company in the future.

Intercompany Transactions

Intercompany transactions between Debtor entities, as well as between Debtor and non-debtor subsidiaries, include, but are not limited to, intercompany cash sweep arrangements, intercompany financing arrangements, intercompany wages and intercompany inventory procurement.  The intercompany financing agreements include two loans from two of the non-debtor foreign subsidiaries to a Debtor of our Company; a 3.562% loan with an outstanding balance of principal and interest of approximately $94.0 million from A&P Bermuda and a 2.85% loan with an outstanding balance of principal and interest of approximately $0.1 million from A&P Hungry. All payments between the Debtor and non-debtor entities have been stayed at this time. The intercompany balances due to / from entities, as shown on individual entities’ balance sheets included in the accompanying consolidating balance sheet, represent the accumulation of activity over time.  These balances between Debtor entities have not been eliminated in the accompanying consolidating debtors-in-possession balance sheets. Certain intercompany transactions have been eliminated in the accompanying consolidated debtors-in-possession statement of operations.  Intercompany balances between the Debtor and non-debtor entities have been shown net in the consolidated financial statements.

Interest Expense

We recorded all interest on secured debt for the four weeks ended January 29, 2011. We recorded interest accretion expense for capital leases, self-insurance reserves, and COLI obligations; which are recorded at net present value on the balance sheet for the four weeks ended January 29, 2011. Although we have recorded interest accretion expense, we have not made a final determination as to the value of any underlying assets or the rejection/assumption of any of the obligations.  Once a determination is made, the accretion of the interest expense may change. We did not record interest expense of $3.5 million for unsecured debt which is subject to compromise for the four weeks ended January 29, 2011.  Such amounts may need to be adjusted in future periods.

Taxes and Insurance

We have received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain ‘first day’ motions. As such, we have paid the applicable taxes when due except for amounts that are in dispute.

All post-petition tax obligations to the proper taxing authorities are current.  Deferred tax liabilities of $11.1 million and $0.5 million are included within “Other accrued liabilities” and “Other non-current liabilities” in the Consolidated Debtors-In-Possession Balance Sheet, respectively.  Pre-petition amounts owed for our pro-rata portion of certain taxes for which we reimburse third parties have not been paid.

Additionally, all insurance premiums are current and all insurance policies are in force as of January 29, 2011.

Other non-current liabilities

Other non-current liabilities are comprised of $2.3 million for non-Debtor obligations for self-insurance reserves and $0.5 million for deferred tax liabilities.  These amounts are not subject to compromise under the Bankruptcy Filing.

3.     DIP Credit Agreement

In connection with the Bankruptcy Filing, on December 13, 2010, the Bankruptcy Court entered its interim financing order, among other things, permitting us to enter into a Superpriority Debtor-in-Possession Credit Agreement (as amended and restated by that certain Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010 and further amended by that certain First Amendment thereto dated January 10, 2011, the “DIP Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacity, the “Agent”), the lenders from time to time party thereto (collectively, the “DIP Lenders”) and our Company and certain subsidiaries as borrowers thereunder. On December 14, 2010, we satisfied all of the conditions to the effectiveness of the DIP Credit Agreement and consummated the transactions contemplated thereunder

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

including the refinancing in full of our Company’s and its applicable subsidiaries’ obligations under the pre-existing first lien credit facility. Pursuant to the terms of the DIP Credit Agreement:

•                  the DIP Lenders agreed to lend up to $800.0 million in the form of a $350.0 million term loan and a $450.0 million revolving credit facility with a $250.0 million sublimit for letters of credit, in each case subject to the terms and conditions therein;

•                  our Company’s and the Subsidiary Borrower’s obligations under the DIP Credit Agreement and the other specified loan documents are guaranteed by our Company’s certain other subsidiaries that are Debtors (“Subsidiary Guarantors” and, together with our Company and the Subsidiary Borrowers, the “Loan Parties”); and

•                  the Loan Parties’ obligations under the DIP Credit Agreement and such other specified loan documents are secured by a security interest in, and lien upon, substantially all of the Loan Parties’ existing and after-acquired personal and real property, having the priority and subject to the terms therein and in the order(s) entered into by the Bankruptcy Court, as applicable.

Our Company will have the option to have interest on the revolving loans under the revolving credit facility provided under the DIP Credit Agreement accrue at an alternate base rate plus 200 basis points or at adjusted LIBOR plus 300 basis points. Our Company will have the option to have interest on the term loan provided under the DIP Credit Agreement accrue at an alternate base rate plus 600 basis points or at adjusted LIBOR (with a floor of 175 basis points) plus 700 basis points. The DIP Credit Agreement limits, among other things, our Company’s and the other Loan Parties’ ability to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) prepay certain indebtedness and make other restricted payments, (v) enter into sale and leaseback transactions and (vi) modify the terms of certain indebtedness and certain material contracts. The DIP Credit Agreement also contains certain financial covenants, including a minimum excess availability covenant, minimum liquidity covenant and minimum cumulative EBITDA covenant.  We are currently in compliance with all covenants.  The DIP Credit Agreement matures upon the earliest to occur of (a) June 14, 2012, (b) the acceleration of the loans and the termination of the commitment thereunder, (c) 40 days after the entry of the interim order of the Bankruptcy Court if the final order has not been entered by the Bankruptcy Court prior to the expiration of such 40-day period and (d) the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date thereof) of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court. The Bankruptcy Court entered a final order approving the DIP Credit Agreement on January 11, 2011.

4.     Reorganization Items

Reorganization items represent amounts incurred as a direct result of the Bankruptcy Filing and was comprised of the following:

Four Weeks Ended
January 29, 2011
(in thousands)

Professional fees	$3,000
US Trustee Fees	177
Other reorganization items	38
Total reorganization items	$3,215

Professional fees for the four weeks ended January 29, 2011 were estimated and will be reconciled to actual invoices when received.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

5.     Liabilities Subject to Compromise

As a result of the Bankruptcy Filing, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Bankruptcy Filing liabilities are stayed. Although payment of pre-petition claims generally is not permitted, at hearings held in December 2010, the Court granted final approval of the Debtors’ ‘first day’ orders for authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of our Company’s businesses and assets. Among other things, the Court authorized us to pay certain pre-petition claims relating to employee wages and benefits, customers, vendors, and suppliers.

We have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, we may reject pre-petition executory contracts and unexpired leases with respect to our operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as “Liabilities subject to compromise” on the Consolidated Debtors-in-Possession Balance Sheet. We will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against our Company must be filed if the claimants disagree with the amounts included in our schedule of assets and liabilities (to be filed) and wish to receive any distribution in the Bankruptcy Filing. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by our Company and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claims. The ultimate amount of such liabilities is not determinable at this time.

Pre-petition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.  The amounts currently classified as “Liabilities subject to compromise” may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.  We expect that certain amounts currently classified as “Liabilities subject to compromise” may in fact be paid in the ordinary course as they come due.  Any resulting changes in classification will be reflected in subsequent monthly operating reports.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Liabilities subject to compromise consist of the following:

As of January 29, 2011
(in thousands)
Accounts payable	$208,338
Accrued salaries, wages, and benefits	17,630
Other employee benefits	345,724
Self-insurance reserves	304,721
Closed store and warehouse reserves	310,827
Accrued occupancy related costs for open stores	12,547
Deferred real estate income	85,848
Other share-based awards	623
Unfavorable lease liabilities	4,271
Other accrued expenses and other liabilities	258,406
5.125% Convertible Senior Notes, due June 15, 2011	165,000
Related Party Promissory Note, due August 18, 2011	10,000
9.125% Senior Notes, due December 15, 2011	12,840
6.750% Convertible Senior Notes, due December 15, 2012	255,000
11.375% Senior Secured Notes, due August 4, 2015	254,478
9.375% Notes, due August 1, 2039	200,000
Other Debt	2,640
Obligations under capital leases	136,448
Real estate liabilities	412,448
Total liabilities subject to compromise	$2,997,789

Certain items that were classified as Liabilities subject to compromise within the December 2010 Monthly Operating Report have been reclassified within the above liabilities subject to compromise table.

Liabilities subject to compromise include liabilities related to pre-petition purchases and interest payments, some of which were scheduled for payment in the January 2011 period.  As a result, the January 2011 cash flows from operations were favorably affected by the stay of payment related to these liabilities.

Rejected Leases

We have rejected 98 of our leases through the bankruptcy process.  We have not adjusted the $288.1 million reserve balance associated with these leases because the amounts of any allowable claims for damages have not yet been determined.

Non-debtor Financing Agreements

Intercompany financing agreements with foreign non-Debtor subsidiaries of $94.1 million are not reflected in the above liabilities subject to compromise table as these amounts were eliminated on a consolidated basis.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

6.     Series A Redeemable Preferred Stock — Subject to Compromise

In addition to the $3.0 billion of Liabilities subject to compromise itemized above, our Company’s Series A redeemable preferred stock (“Redeemable Preferred Stock”) is also subject to compromise. This preferred security is not presented as a liability on the Consolidated Debtors-in-Possession Balance Sheet due to its conversion features, as required by U.S. GAAP. On November 24, 2010 our Company’s Board of Directors authorized a payment-in-kind (“PIK”) dividend on our Redeemable Preferred Stock, payable on December 15, 2010 to holders of record on November 15, 2010 (“Record Date”). Dividends are required to be PIK in the event our Company does not have the ability to pay the dividends in cash. As of the Record Date, we did not have the ability to pay the dividends in cash. The calculation of PIK dividends on our Redeemable Preferred Stock is based upon the rate defined by the original terms of the Redeemable Preferred Stock at 9.5% per annum. The PIK dividends of approximately $4.0 million are included in Redeemable Preferred Stock on the Consolidated Debtors-in-Possession Balance Sheet.

The contractual amount of dividends for the period from December 12, 2010 through January 29, 2011 was approximately $1.9 million, which was not recorded in our financial statements nor paid to investors.

The beneficial conversion feature and deferred financing fees related to the Redeemable Preferred Stock were reclassified from additional paid-in capital into the carrying value of the Redeemable Preferred Stock upon the Bankruptcy Filing.

7.     Post-petition Accounts Payable and Accrued Expenses

To the best of our knowledge, all undisputed post-petition accounts payable and accrued expenses have been paid, or are being paid under agreed-upon payment terms.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

SCHEDULE 1: SCHEDULE OF DISBURSEMENTS

Case Number:	Debtor Name:		Disbursements for the four weeks ended January 29, 2011:
087-10-24548	APW SUPERMARKETS, INC.		$31,745,527.28
087-10-24549	THE GREAT ATLANTIC & PACIFIC		124,139,143.57
087-10-24550	2008 BROADWAY, INC.		—
087-10-24551	AAL REALTY CORPORATION		—
087-10-24552	ADBRETT CORPORATION		—
087-10-24553	AMSTERDAM TRUCKING CORPORATION		—
087-10-24554	APW SUPERMARKET CORPORATION		—
087-10-24555	BERGEN STREET PATHMARK, INC.		—
087-10-24556	BEST CELLARS DC, INC.		—
087-10-24557	BEST CELLARS, INC.		229.937.05
087-10-24558	BEST CELLARS LICENSING, CORP.		—
087-10-24559	BEST CELLARS MASSACHUSETTS, INC.		56,112.10
087-10-24560	BEST CELLARS VA, INC.		31,411.39
087-10-24561	BEV, LTD		129,413.15
087-10-24562	BORMAN’S INC.		90,527.3
087-10-24563	BRIDGE STUART, INC.		—
087-10-24564	CLAY-PARK REALTY, CORP.		—
087-10-24565	COMPASS FOODS, INC.		—
087-10-24566	EAST BRUNSWICK STUART, LLC		3,361.97
087-10-24567	FARMER JACKS OF OHIO, INC.		—
087-10-24568	FOOD BASICS, INC.		6,445,075.31
087-10-24569	GRAMATAN FOODTOWN CORP.		—
087-10-24570	GRAPE FINDS AT DUPONT, INC.		—
087-10-24571	GRAPE FINDS LICENSING, CORP.		—
087-10-24572	GREENLAWN LAND DVLPMNT, CORP.		—
087-10-24573	HOPELAWN PROPERTY I, INC.		3,966.22
087-10-24574	KOHL’S FOOD STORES, INC.		2,629.02
087-10-24575	KWIK SAVE, INC.		—
087-10-24576	LANCASTER PIKE STUART, LLC		—
087-10-24577	LBRO REALTY, INC.		—
087-10-24578	MAC DADE BOULEVARD STUART, LLC		—
087-10-24579	MCLEAN AVENUE PLAZA, CORP.		—
087-10-24580	MILIK SERVICE COMPANY, LLC		—
087-10-24581	MONTVALE HOLDINGS, INC.		—
087-10-24582	N. JERSEY PROPERTIES, INC. VI		—
087-10-24583	ONPOINT, INC.		—
087-10-24584	PATHMARK STORE, INC.		101,579,196.16
087-10-24585	PLAINBRIDGE, LLC		347,637,665.14
087-10-24586	SEG STORES, INC.		11,652.72
087-10-24587	SHOPWELL, INC.		11,918,613.14
087-10-24588	SHOPWELL, INC.		—
087-10-24589	SPRING LANE PRODUCE CORP.		—
087-10-24590	SUPER FRESH FOOD MARKETS, INC.		17,264,752.64
087-10-24591	SUPER FRESH/SAV A CENTER, INC	.	36,816.98
087-10-24592	SUPER MARKET SERVICES, CORP.		—
087-10-24593	SUPER PLUS FOOD WAREHOUSE, INC.		—
087-10-24594	SUPERMARKETS OIL COMPANY, INC.		—
087-10-24595	THE FOOD EMPORIUM, INC.		—
087-10-24596	THE OLD WINE EMPORIUM		241,183.06
087-10-24597	THE S. DAKOTA GREAT ATLANTIC		—
087-10-24598	TRADEWELL FOODS OF CONN., INC.		508,300.35
087-10-24599	UPPER DARBY STUART, LLC		—
087-10-24600	WALDBAUM, INC.		1,902,068.00
087-10-24601	LO-LO DISCOUNT STORES, INC.		139,065.61
	GRAND TOTALS:		$644,116,418.16

Certain Debtor entities make disbursements on behalf of the other Debtor entities.  Every effort has been made to accurately represent the disbursements made on behalf of each affiliated debtor.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR JANUARY 2011

SCHEDULE 2: DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2.	Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period?		✓
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4.	Are worker compensation, general liability or other necessary insurance coverage expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		✓
5.	Is the Debtor delinquent in paying any insurance premium payment?		✓
6.	Have any payments been made on pre-petition liabilities this reporting period?	✓(a)
7.	Are any post-petition receivables (accounts, loans, or loans) due from related parties?		✓
8.	Are any post-petition payroll taxes past due?		✓
9.	Are any post-petition State or Federal income taxes past due?		✓
10.	Are any post-petition real estate taxes past due?		✓
11.	Are any other post-petition taxes past due?		✓
12.	Have any pre-petition taxes been paid during this reporting period?		✓
13.	Are any amounts owed to post-petition creditors delinquent?		✓
14.	Are any wage payments past due?	✓(b)
15.	Have any post-petition loans been received by the Debtor from any party?		✓
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18.	Have the owners or shareholder received any compensation outside of the normal course of business?		✓

Explanations to “Yes” answers:

(a)          Payments made on certain pre-petition liabilities and taxes were made pursuant to various ‘first day’ orders.

(b)          Certain severance payments have not been made and have been classified as part of “liabilities subject to compromise”; however, wage payments for existing employees are current.

(1) See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

SCHEDULE 3: CONSOLIDATING DEBTORS-IN-POSSESSION STATEMENTS OF OPERATIONS

FOR THE FOUR WEEKS ENDED JANUARY 29, 2011

(Unaudited - in thousands)

				Farmer Jacks	Hopelawn	Kohl’s Food		Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine
	APW Supermarket	Bev LTD	Borman’s Inc	of Ohio	Property I Inc	Stores	Shopwell	-A-Center	Food Markets	Tea Co	Emporium	Tradewell Foods	Waldbaums Inc	US Food Basics
	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24599	10-24568
Sales	$92,020	$104	$—	$—	$—	$—	$22,336	$—	$46,016	$173,148	$185	$1,310	$2,989	$18,528

Cost of merchandise sold	(63,379)	(82)	—	—	—	—	(12,015)	—	(31,525)	(117,749)	(143)	(865)	(1,984)	(14,992)
Gross margin	28,641	22	—	—	—	—	10,321	—	14,491	55,399	42	445	1,005	3,536

Store operating, general and administrative expense	(19,133)	(30)	246	12	—	31	(5,978)	25	(11,123)	(101,648)	(25)	(256)	(356)	(1,811)
Income (loss) from continuing operations before interest expense, reorganization items and income taxes	9,508	(8)	246	12	—	31	4,343	25	3,368	(46,249)	17	189	649	1,725
Interest expense	(313)	—	—	—	—	—	—	—	(308)	(12,473)	—	—	(508)	(122)
Reorganization items	—	—	—	—	—	—	—	—	—	(3,215)	—	—	—	—
Income (loss) from continuing operations before income taxes	9,195	(8)	246	12	—	31	4,343	25	3,060	(61,937)	17	189	141	1,603
Provision for income taxes	—	—	—	—	—	—	—	—	—	(35)	—	—	—	—
Income (loss) from continuing operations	9,195	(8)	246	12	—	31	4,343	25	3,060	(61,972)	17	189	141	1,603
Income (loss) from discontinued operations	—	—	398	112	(21)	16	—	154	—	—	—	—	—	—

Net income (loss)	$9,195	$(8)	$644	$124	$(21)	$47	$4,343	$179	$3,060	$(61,972)	$17	$189	$141	$1,603

Case No. 10-24549 (RDD) Jointly Administered

						Best Cellars	Best Cellars of
	Pathmark Inc	Plainbridge	E Brusnswick	Best Cellars	SEG	Mass Inc	Virgina Inc	Foreign
	10-24584	10-24585	10-24566	10-24557	10-24586	10-24559	10-24560	Non-Debtor	Total
Sales	$245,773	$—	$—	$175	$—	$40	$52	$—	$602,676

Cost of merchandise sold	(176,344)	—	—	(105)	—	(30)	(33)	—	(419,246)

Gross margin	69,429	—	—	70	—	10	19	—	183,430

Store operating, general and administrative expense	(52,283)	(65)	(76)	(51)	12	(25)	(24)	11	(192,547)
Income (loss) from continuing operations before interest expense, reorganization items and income taxes	17,146	(65)	(76)	19	12	(15)	(5)	11	(9,117)
Interest expense	(1,967)	—	—	—	—	—	—	—	(15,691)
Reorganization items	—	—	—	—	—	—	—	—	(3,215)

Income (loss) from continuing operations before income taxes	15,179	(65)	(76)	19	12	(15)	(5)	11	(28,023)
Provision for income taxes	—	—	—	—	—	—	—	—	(35)

Income (loss) from continuing operations	15,179	(65)	(76)	19	12	(15)	(5)	11	(28,058)
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	659

Net income (loss)	$15,179	$(65)	$(76)	$19	$12	$(15)	$(5)	$11	$(27,399)

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC  PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR JANUARY 2011

SCHEDULE 4: CONSOLIDATING DEBTORS-IN-POSSESSION BALANCE SHEETS

AS OF JANUARY 29, 2011

(Unaudited - in thousands)

				Farmer	Hopelawn	Kohl’s		Super	Super Fresh	The Great	The Old
	APW Supermarket	Bev LTD	Borman’s Inc	Jacks of Ohio	Property I Inc	Food Stores	Shopwell	Fresh/Sav -A-Center	Food Markets	A&P Tea Co	Wine Emporium	Tradewell Foods	Waldbaums Inc	US Food Basics	Pathmark Inc	Plainbridge	Delaware County	E Brusnswick	Best Cellars
	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24599	10-24568	10-24584	10-24585	Dairies	10-24566	10-24557
ASSETS
Current assets:
Cash and cash equivalents	$5,146	$12	$—	$—	$—	$—	$850	$—	$2,890	$342,995	$23	$32	$140	$973	$21,099	$—	$—	$—	$3
Restricted cash	201	—	—	—	—	—	—	—	—	1,405	—	—	—	84	40	—	—	—	—
Accounts receivable, net	7,327	—	44	—	—	6	1,414	—	4,108	125,924	1	46	319	903	22,752	14,326	—	1	6
Inventories, net	63,250	649	—	—	—	—	8,784	—	38,510	154,982	513	770	2,147	10,626	161,431	377	—	—	123
Prepaid expenses and other current assets	2,767	1	—	—	—	—	2,374	—	1,327	21,867	2	84	922	281	5,367	46	—	—	41
Total current assets	78,691	662	44	—	—	6	13,422	—	46,835	647,173	539	932	3,528	12,867	210,689	14,749	—	1	173
Non-current assets:
Property
Property owned, net	121,609	412	481	—	—	—	32,530	—	71,469	244,806	39	798	20,613	31,536	660,571	547	—	23,176	119
Property leased under capital leases, net	—	—	—	—	—	—	92	—	—	5,199	—	—	—	—	58,923	—	—	—	—
Property, net	121,609	412	481	—	—	—	32,622	—	71,469	250,005	39	798	20,613	31,536	719,494	547	—	23,176	119
Goodwill	31,487	—	—	—	—	—	12,110	—	—	33,042	—	—	27,798	4,147	—	—	—	—	1,828
Intangible assets, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	125,113	—	—	—	—
Other assets	3,271	1	122	—	—	—	505	458	678	108,858	(1)	18	26	457	5,103	425	—	—	41

Total assets	$235,058	$1,075	$647	$—	$—	$6	$58,659	$458	$118,982	$1,039,078	$577	$1,748	$51,965	$49,007	$1,060,399	$15,721	$—	$23,177	$2,161

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$11,368	$29	$12	$—	$—	$—	$4,582	$11	$5,872	$45,819	$38	$190	$343	$2,574	$31,723	$2,938	$—	$—	$107
Book overdrafts	—	—	—	—	—	—	—	—	—	24,898	—	—	—	—	—	—	—	—	—
Accrued salaries, wages and benefits	10,743	—	—	—	—	—	2,488	—	5,608	52,635	4	147	277	590	31,474	247	—	—	1
Accrued taxes	1,343	1	—	—	—	—	159	—	629	22,045	15	(13)	29	209	2,376	58	—	—	56
Other accruals	5,788	4	(2)	—	—	—	1,090	—	3,076	132,531	5	66	192	596	9,234	44	—	—	3
Total current liabilities	29,242	34	10	—	—	—	8,319	11	15,185	277,928	62	390	841	3,969	74,807	3,287	—	—	167
Non-current liabilities:
Debtor-in-possession financing	—	—	—	—	—	—	—	—	—	350,000	—	—	—	—	—	—	—	—	—
Other non-current liabilities	—	—	—	—	—	—	—	—	—	527	—	—	—	—	70	—	—	—	—
Intercompany, net	(401,376)	2,181	117,838	37,130	20,317	(281,328)	(251,146)	(34,997)	212,495	(149,104)	1,067	(8,556)	(105,589)	92,592	1,442,531	(29,990)	(19)	20,402	2,330

Total liabilities not subject to compromise	(372,134)	2,215	117,848	37,130	20,317	(281,328)	(242,827)	(34,986)	227,680	479,351	1,129	(8,166)	(104,748)	96,561	1,517,408	(26,703)	(19)	20,402	2,497

Liabilities subject to compromise	165,870	63	176,876	28,506	3,181	14,449	34,209	29,054	63,631	2,026,418	41	2,205	14,154	26,647	392,333	20,055	—	—	62
Total liabilities	(206,264)	2,278	294,724	65,636	23,498	(266,879)	(208,618)	(5,932)	291,311	2,505,769	1,170	(5,961)	(90,594)	123,208	1,909,741	(6,648)	(19)	20,402	2,559
Preferred stock subject to compromise	—	—	—	—	—	—	—	—	—	179,020	—	—	—	—	—	—	—	—	—

Shareholders’ equity (deficit):
Common stock	—	—	—	—	—	—	—	—	—	53,852	—	—	—	—	—	—	—	—	—
Additional paid-in capital	291,299	—	78,031	—	—	31,200	70,209	—	13,419	(367,878)	—	—	685	—	—	—	—	—	—
Accumulated other comprehensive loss	—	—	—	—	—	—	—	—	—	(78,860)	—	—	—	—	—	—	—	—	—
Retained earnings (accumulated deficit)	150,023	(1,203)	(372,108)	(65,636)	(23,498)	235,685	197,068	6,390	(185,748)	(1,238,127)	(593)	7,709	141,874	(74,201)	(849,342)	22,369	19	2,775	(398)
Accumulated translation adjustment	—	—	—	—	—	—	—	—	—	(14,698)	—	—	—	—	—	—	—	—	—
Total shareholders’ equity (deficit)	441,322	(1,203)	(294,077)	(65,636)	(23,498)	266,885	267,277	6,390	(172,329)	(1,645,711)	(593)	7,709	142,559	(74,201)	(849,342)	22,369	19	2,775	(398)
Total liabilities and shareholders’ equity (deficit)	$235,058	$1,075	$647	$—	$—	$6	$58,659	$458	$118,982	$1,039,078	$577	$1,748	$51,965	$49,007	$1,060,399	$15,721	$—	$23,177	$2,161

Case No. 10-24549 (RDD) Jointly Administered

		Best Cellars	Best Cellars of	Grape Finds at			South Dakota	Bridge Stuart		Bergen Street
	SEG	Mass Inc	Virgina Inc	Dupont, Inc	SMS	2008 B’Way	Great A&P Tea	Inc	Adbrett Corp	Pathmark Inc	Foreign
	10-24586	10-24559	10-24560	10-24570	10-24592	10-24550	10-24597	10-24563	10-24552	10-24555	Non-Debtor	Total
ASSETS
Current assets:
Cash and cash equivalents	$—	$3	$5	$—	$—	$—	$—	$—	$—	$—	$1,940	$376,111
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	1,730
Accounts receivable, net	140	—	—	—	—	—	—	—	—	—	—	177,317
Inventories, net	—	14	79	—	—	—	—	—	—	—	—	442,255
Prepaid expenses and other current assets	—	—	2	—	—	—	—	—	—	—	104	35,185

Total current assets	140	17	86	—	—	—	—	—	—	—	2,044	1,032,598
Non-current assets:
Property
Property owned, net	—	21	27	—	—	476	—	—	—	—	—	1,209,230
Property leased under capital leases, net	—	—	—	—	—	—	—	—	—	—	—	64,214

Property, net	—	21	27	—	—	476	—	—	—	—	—	1,273,444
Goodwill	—	—	—	—	—	—	—	—	—	—	—	110,412
Intangible assets, net	—	—	—	—	—	—	—	—	—	—	—	125,113
Other assets	—	32	3	1	—	(1)	—	—	—	—	—	119,997

Total assets	$140	$70	$116	$1	$—	$475	$—	$—	$—	$—	$2,044	$2,661,564

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$12	$3	$3	$(1)	$—	$—	$—	$—	$—	$—	$21	$105,644
Book overdrafts	—	—	—	—	—	—	—	—	—	—	—	24,898
Accrued salaries, wages and benefits	—	—	—	—	—	—	—	—	—	—	—	104,214
Accrued taxes	—	1	4	—	51	—	—	(3)	—	(2)	—	26,958
Other accruals	—	2	2	—	—	—	—	—	—	—	(94,002)	58,629

Total current liabilities	12	6	9	(1)	51	—	—	(3)	—	(2)	(93,981)	320,343
Non-current liabilities:
Debtor-in-possession financing	—	—	—	—	—	—	—	—	—	—	—	350,000
Other non-current liabilities	—	—	—	—	—	—	—	—	—	—	2,243	2,840
Intercompany, net	(378)	317	454	122	(13,742)	(1,210)	(673,883)	232	(1,821)	782	2,349	—

Total liabilities not subject to compromise	(366)	323	463	121	(13,691)	(1,210)	(673,883)	229	(1,821)	780	(89,389)	673,183

Liabilities subject to compromise	(6)	16	61	—	(36)	—	—	—	—	—	—	2,997,789

Total liabilities	(372)	339	524	121	(13,727)	(1,210)	(673,883)	229	(1,821)	780	(89,389)	3,670,972

Preferred stock subject to compromise	—	—	—	—	—	—	—	—	—	—	—	179,020

Shareholders’ equity (deficit):
Common stock	—	—	—	—	—	—	—	—	—	—	—	53,852
Additional paid-in capital	—	—	—	—	52	454	329,010	—	—	—	30,223	476,704
Accumulated other comprehensive loss	—	—	—	—	—	—	—	—	—	—	—	(78,860)
Retained earnings (accumulated deficit)	512	(269)	(408)	(120)	13,675	1,231	344,873	(229)	1,821	(780)	46,512	(1,640,124)
Accumulated translation adjustment	—	—	—	—	—	—	—	—	—	—	14,698	—

Total shareholders’ equity (deficit)	512	(269)	(408)	(120)	13,727	1,685	673,883	(229)	1,821	(780)	91,433	(1,188,428)

Total liabilities and shareholders’ equity (deficit)	$140	$70	$116	$1	$—	$475	$—	$—	$—	$—	$2,044	$2,661,564

Case No. 10-24549 (RDD) Jointly Administered